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                 ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND

                                 ABN AMRO FUNDS
                                 CLASS Y SHARES
                                 CLASS YS SHARES


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

On December 13, 2002, a Special Meeting of the Shareholders of ABN AMRO Institutional Prime Money Market Fund (the "Fund") will be held for the purpose of approving a proposed amendment to the Fund's investment advisory agreement (the "Amendment") with ABN AMRO Asset Management (USA) LLC (the "Adviser") to increase the advisory fee rate payable by the Fund to the Adviser from .10% to ..12% of the Fund's average daily net assets. The Board of Trustees approved the Amendment at a meeting held on September 19, 2002.

A proxy statement explaining the details of the Amendment will be mailed to shareholders of record as of October 17, 2002.




                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.


         For more information, please call ABN AMRO Funds: 800 992-8151 or visit our Web site at www.abnamrofunds.com


     ABN AMRO ASSET MANAGEMENT (USA) LLC - CHICAGO CAPITAL MANAGEMENT, INC.
             MONTAG & CALDWELL, INC. - TAMRO CAPITAL PARTNERS LLC -
                          VEREDUS ASSET MANAGEMENT LLC